                                                                    Exhibit 99.1

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                            MONTHLY OPERATING REPORT

          File with Court and submit copy to United States Trustee within 20 days after end of month. Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                        Document   Explanation
                                               Form No.   Attached    Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements    MOR-1         X
--------------------------------------------------------------------------------
   Bank Reconciliation                         MOR-1                   Note 1
--------------------------------------------------------------------------------
   Copies of Bank Statements                                 X         Note 2
--------------------------------------------------------------------------------
   Cash Disbursement Journals                                          Note 3
--------------------------------------------------------------------------------
Statement of Operations                        MOR-2         X
--------------------------------------------------------------------------------
Balance Sheet                                  MOR-3         X
--------------------------------------------------------------------------------
Status of Postpetition Taxes                   MOR-4         X
--------------------------------------------------------------------------------
   Copies of IRS Form 6123 or Payment Receipt                          Note 4
--------------------------------------------------------------------------------
   Copies of Tax Returns Filed During
    Reporting Period                                         X
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts           MOR-4         X
--------------------------------------------------------------------------------
   Listing of Aged Accounts Payable                                    Note 5
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging   MOR-5         X
--------------------------------------------------------------------------------
Debtor Questionnaire                           MOR-5         X
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------  ----------------------------------------
Signature of Debtor                     Date


--------------------------------------  ----------------------------------------
Signature of Joint Debtor               Date


(See Attached Signature Page)
--------------------------------------  ----------------------------------------
Signature of Authorized Individual*     Date


Michael F. Biehl                        Authorized Signatory
--------------------------------------  ----------------------------------------
Printed Name of Authorized Individual*  Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                            MONTHLY OPERATING REPORT

          File with Court and submit copy to United States Trustee within 20 days after end of month. Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                        Document   Explanation
                                               Form No.   Attached    Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements    MOR-1         X
--------------------------------------------------------------------------------
   Bank Reconciliation                         MOR-1                   Note 1
--------------------------------------------------------------------------------
   Copies of Bank Statements                                 X         Note 2
--------------------------------------------------------------------------------
   Cash Disbursement Journals                                          Note 3
--------------------------------------------------------------------------------
Statement of Operations                        MOR-2         X
--------------------------------------------------------------------------------
Balance Sheet                                  MOR-3         X
--------------------------------------------------------------------------------
Status of Postpetition Taxes                   MOR-4         X
--------------------------------------------------------------------------------
   Copies of IRS Form 6123 or Payment Receipt                          Note 4
--------------------------------------------------------------------------------
   Copies of Tax Returns Filed During
    Reporting Period                                         X
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts           MOR-4         X
--------------------------------------------------------------------------------
   Listing of Aged Accounts Payable                                    Note 5
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging   MOR-5         X
--------------------------------------------------------------------------------
Debtor Questionnaire                           MOR-5         X
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


--------------------------------------  ----------------------------------------
Signature of Debtor                     Date


--------------------------------------  ----------------------------------------
Signature of Joint Debtor               Date


/S/ Michael F. Biehl                    December 12, 2003
--------------------------------------  ----------------------------------------
Signature of Authorized Individual*     Date


Michael F. Biehl                        Authorized Signatory
--------------------------------------  ----------------------------------------
Printed Name of Authorized Individual*  Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                        NOTES TO MONTHLY OPERATING REPORT

General Note:  For administrative convenience, the reorganized debtors in the above-captioned cases (collectively, the "Reorganized Debtors") are submitting this consolidated Monthly Operating Report for all twelve Reorganized Debtors. Where available or specifically requested by the Office of the United States Trustee, the Reorganized Debtors have provided documentation specific to a particular Reorganized Debtor.

Note 1: At the direction of the Office of the United States Trustee, the Reorganized Debtors are providing a declaration that all bank accounts are reconciled on a monthly basis in lieu of providing copies of the Reorganized Debtors' bank reconciliations. The Reorganized Debtors will make such reconciliations available upon request.

Note 2: At the direction of the Office of the United States Trustee, the Reorganized Debtors are providing a list of month end book balances for all Debtor bank accounts in lieu of providing copies of the Reorganized Debtors' bank statements. The Reorganized Debtors will make such statements available upon request.

Note 3: The Office of the United States Trustee has waived the requirement that the Reorganized Debtors provide copies of the Reorganized Debtors' cash disbursement journals. The Reorganized Debtors will make such journals available upon request.

Note 4: The Office of the United States Trustee has waived the requirement that the Reorganized Debtors provide copies of IRS Form 6123.

Note 5: As set forth on the attached declaration of Michael F. Biehl, the Reorganized Debtors are current with respect to all postpetition payables.

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                  DECLARATION AND STATEMENT OF MICHAEL F. BIEHL
                    WITH RESPECT TO MONTHLY OPERATING REPORT

          I, Michael F. Biehl, hereby declare that the following is true and correct to the best of my knowledge, information and belief:

          1. The Reorganized Debtors have performed all bank reconciliations for this reporting period.

          2. The Reorganized Debtors have paid all postpetition taxes for this reporting period.

          3. The Reorganized Debtors are current with respect to all postpetition payables.

          I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge, information and belief. Executed this 12/th/ day of December, 2003 in Cleveland, Ohio.


                                        /s/ Michael F. Biehl
                                        ----------------------------------------
                                        Michael F. Biehl
                                        Authorized Signatory

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                             (See Attached Sheets)

                                                          Chart Industries, Inc.
Chart Industries, Inc.
Schedule of Cash Receipts and Disbursements
Reporting Period: September 1 - 30, 2003

                                                  Bank Accounts:                        Chase       Dreyfus    Current Month
                                                     Operating     Payroll    Tax    Investment   Investment       Actual
                                                  --------------   -------   -----   ----------   ----------   -------------
Cash - Beginning of Month                                7,042.6       0.0     0.0          6.4     15,927.9        22,976.9
-----------------------------------------------
Receipts
Cash Sales                                                   0.0                                                         0.0
Accounts Receivable                                     15,573.0                                                    15,573.0
Loans and Advances                                           0.0                                                         0.0
Transfers to Investment Account/Interest Income              0.0                                       258.6           258.6
Other: UK Intercompany Payables                          1,565.0                                                     1,565.0
Other: Joint Venture Reimbursement                           0.0                                                         0.0
                                                  --------------------------------------------------------------------------
   Total Receipts                                       17,138.0       0.0     0.0          0.0        258.6        17,396.6
                                                  --------------------------------------------------------------------------
Disbursements
-----------------------------------------------
Net Payroll                                                  0.0                                                         0.0
Payroll Taxes                                                0.0                                                         0.0
Sales, Use & Other Taxes                                     0.0                                                         0.0
Inventory Purchases                                          0.0                                                         0.0
Secured/Rental/Leases                                        0.0                                                         0.0
Insurance                                                    0.0                                                         0.0
Administrative/Fund ZBA Disbursement Accounts           18,047.4                            1.1                     18,048.5
Selling                                                      0.0                                                         0.0
Other                                                        0.0                                                         0.0
Owner Draw                                                   0.0                                                         0.0
Transfers to Investment Account                            258.6                                                       258.6
Professional Fees                                            0.0                                                         0.0
US Trustee Quarterly Fees                                    0.0                                                         0.0
Court Fees                                                   0.0                                                         0.0
                                                  --------------------------------------------------------------------------
   Total Disbursements                                  18,306.0       0.0     0.0          1.1          0.0        18,307.1
                                                  --------------------------------------------------------------------------
Net Cash Flow-Chart Industries, Inc.                    (1,168.0)      0.0     0.0         (1.1)       258.6          (910.5)
                                                  --------------------------------------------------------------------------
Cash - End of Month                                      5,874.6       0.0     0.0          5.3     16,186.5        22,066.4
                                                  ==========================================================================

                                                                      Chart Inc.
Chart Inc.
Schedule of Cash Receipts and Disbursements
Reporting Period: September 1 - 30, 2003

                                Bank                                  Current
                              Accounts:                                Month
                              Operating   Payroll    Tax   Medical     Actual
                             ----------  ---------  -----  -------  -----------
Cash - Beginning of Month      (2,265.0)      47.4    0.0      0.0     (2,217.6)
---------------------------
Receipts
Cash Sales                          0.0                                     0.0
Accounts Receivable                 0.0                                     0.0
Loans and Advances                  0.0                                     0.0
Sale of Assets                      0.0                                     0.0
Other: Fund Disbursements      12,345.3    3,659.3                     16,004.6
Transfers (from DIP Accts)          0.0                                     0.0
                             --------------------------------------------------
   Total Receipts              12,345.3    3,659.3    0.0      0.0     16,004.6
                             --------------------------------------------------
Disbursements
---------------------------
Net Payroll                         0.0    2,655.7                      2,655.7
Payroll Taxes                       0.0    1,208.4                      1,208.4
Sales, Use & Other Taxes          139.7                                   139.7
Inventory Purchases             7,200.3                                 7,200.3
Secured/Rental/Leases               0.0                                     0.0
Insurance                         398.2                                   398.2
Administrative                  3,763.7                                 3,763.7
Selling                             0.0                                     0.0
Other: Payment to CHELP           115.0                                   115.0
Owner Draw                          0.0                                     0.0
Transfers (to DIP Accounts)         0.0                                     0.0
Professional Fees                   0.0                                     0.0
US Trustee Quarterly Fees           0.0                                     0.0
Court Fees                          0.0                                     0.0
                             --------------------------------------------------
   Total Disbursements         11,616.9    3,864.0    0.0      0.0     15,480.9
                             --------------------------------------------------
Net Cash Flow - Chart Inc.        728.4     (204.7)   0.0      0.0        523.6
                             --------------------------------------------------
Cash - End of Month            (1,536.6)    (157.3)   0.0      0.0     (1,694.0)
                             ==================================================

                                                  Caire Inc.
Caire Inc.
Schedule of Cash Receipts and Disbursements
Reporting Period: September 1 - 30, 2003

                                 Bank                                  Current
                              Accounts:                                 Month
                              Operating   Payroll    Tax     Other      Actual
                              ---------   -------   -----   -------   ---------
Cash - Beginning of Month          18.1       0.0     0.0       0.0        18.1
---------------------------
Receipts
Cash Sales                          0.0                                     0.0
Accounts Receivable                 0.0                                     0.0
Loans and Advances                  0.0                                     0.0
Sale of Assets                      0.0                                     0.0
Other: Fund Petty Cash              0.0                                     0.0
Transfers (from DIP Accts)          0.0                                     0.0
                              -------------------------------------------------
   Total Receipts                   0.0       0.0     0.0       0.0         0.0
                              -------------------------------------------------
Disbursements
---------------------------
Net Payroll                         0.0
Payroll Taxes                       0.0                                     0.0
Sales, Use & Other Taxes            0.0                                     0.0
Inventory Purchases                 0.0                                     0.0
Secured/Rental/Leases               0.0                                     0.0
Insurance                           0.0                                     0.0
Administrative                      4.1                                     4.1
Selling                             0.0                                     0.0
Other                               0.0                                     0.0
Owner Draw                          0.0                                     0.0
Transfers (to DIP Accounts)         0.0                                     0.0
Professional Fees                   0.0                                     0.0
US Trustee Quarterly Fees           0.0                                     0.0
Court Fees                          0.0                                     0.0
                              -------------------------------------------------
   Total Disbursements              4.1       0.0     0.0       0.0         4.1
                              -------------------------------------------------
Cash - End of Month                14.0       0.0     0.0       0.0        14.0
                              =================================================

                                              Chart Heat Exchangers LP
Chart Heat Exchangers LP
Schedule of Cash Receipts and Disbursements
Reporting Period: September 1 - 30, 2003

                                 Bank                                  Current
                              Accounts:                                 Month
                              Operating   Payroll    Tax     Other      Actual
                              ---------   -------   -----   -------   ---------
Cash - Beginning of Month         154.1       0.0     0.0       0.0       154.1
---------------------------
Receipts
Cash Sales                          0.0                                     0.0
Accounts Receivable                 0.0                                     0.0
Loans and Advances                  0.0                                     0.0
Sale of Assets                      0.0                                     0.0
Other: Cash from Parent to
 UK Branch                        115.0                                   115.0
Transfers (from DIP Accts)          0.0                                     0.0
                              -------------------------------------------------
   Total Receipts                 115.0       0.0     0.0       0.0       115.0
                              -------------------------------------------------
Disbursements
---------------------------
Net Payroll                        24.3                                    24.3
Payroll Taxes                       0.0                                     0.0
Sales, Use & Other Taxes            0.0                                     0.0
Inventory Purchases                 0.0                                     0.0
Secured/Rental/Leases               0.0                                     0.0
Insurance                           0.0                                     0.0
Administrative                     68.9                                    68.9
Selling                             0.0                                     0.0
Other-IRB Payment                   0.0                                     0.0
Owner Draw                          0.0                                     0.0
Transfers (to DIP Accounts)         0.0                                     0.0
Professional Fees                   0.0                                     0.0
US Trustee Quarterly Fees           0.0                                     0.0
Court Fees                          0.0                                     0.0
                              -------------------------------------------------
   Total Disbursements             93.2       0.0     0.0       0.0        93.2
                              -------------------------------------------------
Cash - End of Month               175.9       0.0     0.0       0.0       175.9
                              =================================================

                                             Chart Management Company Inc.
Chart Management Company Inc.
Schedule of Cash Receipts and Disbursements
Reporting Period:  September 1 - 30, 2003

                                 Bank                                  Current
                              Accounts:                                 Month
                              Operating   Payroll    Tax    Medical     Actual
                              ---------   -------   -----   -------   ---------
Cash - Beginning of Month           0.0       0.0     0.0    (511.1)     (511.1)
---------------------------
Receipts
Cash Sales                          0.0                                     0.0
Accounts Receivable                 0.0                                     0.0
Loans and Advances                  0.0                                     0.0
Sale of Assets                      0.0                                     0.0
Other - Fund Cleared Checks         0.0                       791.6       791.6
Transfers (from DIP Accts)          0.0                                     0.0
                              -------------------------------------------------
   Total Receipts                   0.0       0.0     0.0     791.6       791.6
                              -------------------------------------------------
Disbursements
---------------------------
Net Payroll                         0.0                                     0.0
Payroll Taxes                       0.0                                     0.0
Sales, Use & Other Taxes            0.0                                     0.0
Inventory Purchases                 0.0                                     0.0
Secured/Rental/Leases               0.0                                     0.0
Insurance                           0.0                                     0.0
Administrative                      0.0                       646.6       646.6
Selling                             0.0                                     0.0
Other                               0.0                                     0.0
Owner Draw                          0.0                                     0.0
Transfers (to DIP Accounts)         0.0                                     0.0
Professional Fees                   0.0                                     0.0
US Trustee Quarterly Fees           0.0                                     0.0
Court Fees                          0.0                                     0.0
                              -------------------------------------------------
   Total Disbursements              0.0       0.0     0.0     646.6       646.6
                              -------------------------------------------------
Cash - End of Month                 0.0       0.0     0.0    (366.1)     (366.1)
                              =================================================

                                                    Chart Asia, Inc.
Chart Asia, Inc.
Schedule of Cash Receipts and Disbursements
Reporting Period: September 1 - 30, 2003

                                 Bank                                  Current
                              Accounts:                                 Month
                              Operating   Payroll    Tax     Other      Actual
                              ---------   -------   -----   -------   ---------
Cash - Beginning of Month          19.7       0.0     0.0       0.0        19.7
---------------------------
Receipts
Cash Sales                          0.0                                     0.0
Accounts Receivable                 0.0                                     0.0
Loans and Advances                  0.0                                     0.0
Sale of Assets                      0.0                                     0.0
Other: Fund Petty Cash              9.8                                     9.8
Transfers (from DIP Accts)          0.0                                     0.0
                              -------------------------------------------------
   Total Receipts                   9.8       0.0     0.0       0.0         9.8
                              -------------------------------------------------
Disbursements
---------------------------
Net Payroll                        24.3                                    24.3
Payroll Taxes                       0.0                                     0.0
Sales, Use & Other Taxes            0.0                                     0.0
Inventory Purchases                 0.0                                     0.0
Secured/Rental/Leases               0.0                                     0.0
Insurance                           0.0                                     0.0
Administrative                      3.7                                     3.7
Selling                             0.0                                     0.0
Other                               0.0                                     0.0
Owner Draw                          0.0                                     0.0
Transfers (to DIP Accounts)         0.0                                     0.0
Professional Fees                   0.0                                     0.0
US Trustee Quarterly Fees           0.0                                     0.0
Court Fees                          0.0                                     0.0
                              -------------------------------------------------
   Total Disbursements             28.0       0.0     0.0       0.0        28.0
                              -------------------------------------------------
Cash - End of Month                 1.5       0.0     0.0       0.0         1.5
                              =================================================

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                              BANK RECONCILIATION/1/


----------

/1/ At the direction of the Office of the United States Trustee, the Reorganized Debtors are providing a declaration that all bank accounts are reconciled on a monthly basis in lieu of providing copies of the Reorganized Debtors' bank reconciliations. The Reorganized Debtors will make such reconciliations available upon request.

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                               BANK STATEMENTS/2/

                              (See Attached Sheets)


----------
/2/ At the direction of the Office of the United States Trustee, the Reorganized Debtors are providing a list of month end book balances for all Debtor bank accounts in lieu of providing copies of the Reorganized Debtors' bank statements. The Reorganized Debtors will make such statements available upon request.

                                              Chart Industries, Inc.
                                              ----------------------

                                  Bank Account Balances as of September 30, 2003
                                  ----------------------------------------------

------------------------------------------------------------------------------------------------------------------
          DEBTOR                                 BANK                            PURPOSE              BALANCE
------------------------------------------------------------------------------------------------------------------
Chart Industries, Inc.              National City Bank                   Main Account              $  5,874,586.72

------------------------------------------------------------------------------------------------------------------
Chart Industries, Inc.              National City Bank                   Dreyfus Overnight         $ 16,186,538.75
                                                                         Investments Account
------------------------------------------------------------------------------------------------------------------
Chart Industries, Inc.              JP Morgan Chase                      Business Checking         $      5,295.22

------------------------------------------------------------------------------------------------------------------
Chart Industries, Inc.              National City Bank                   Medical Account           $          0.00
                                                                         (Inactive)
------------------------------------------------------------------------------------------------------------------
Chart Management Co., Inc.          National City Bank                   Master Account            N/A

------------------------------------------------------------------------------------------------------------------
Chart Inc.                          National City Bank                   Disbursements Account     ($ 1,536,624.03)

------------------------------------------------------------------------------------------------------------------
Chart Inc.                          National City Bank                   Payroll Account           ($   157,276.42)

------------------------------------------------------------------------------------------------------------------
Chart Management Company, Inc.      National City Bank                   Medical Account           ($   366,139.97)

------------------------------------------------------------------------------------------------------------------
Chart Inc.                          National City Bank                   Disbursements Account     ($    89,251.62)
f/k/a Process Systems Int'l, Inc.
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
          DEBTOR                                 BANK                            PURPOSE              BALANCE
------------------------------------------------------------------------------------------------------------------
Chart Inc.                          National City Bank                   Disbursements Account     ($    65,461.03)
f/k/a Cyrenco, Inc.
------------------------------------------------------------------------------------------------------------------
GTC of Clarksville LLC              National City Bank                   Disbursements Account     $          0.00
f/k/a Greenville Tube Corporation
------------------------------------------------------------------------------------------------------------------
GTC of Clarksville LLC f/k/a        National City Bank                   Deposits Account          $          0.00
Greenville Tube Corporation
------------------------------------------------------------------------------------------------------------------
Chart Inc.                          Regions Bank                         Petty Checking            $     10,000.00

------------------------------------------------------------------------------------------------------------------
Chart Inc.                          Wells Fargo Bank Minnesota, N.A.     Petty Checking            $      5,352.37
f/k/a MVE, Inc.
------------------------------------------------------------------------------------------------------------------
Chart Inc.                          Wells Fargo Bank Minnesota, N.A.     Petty Checking            $     14,011.36

------------------------------------------------------------------------------------------------------------------
Chart Inc.                          Fleet Bank - Plaistow                Petty Checking            $      7,323.05
f/k/a MVE, Inc.
------------------------------------------------------------------------------------------------------------------
Chart Inc.                          U.S. Bank                            Petty Checking            $      8,816.03
f/k/a Cryenco, Inc.
------------------------------------------------------------------------------------------------------------------
Chart Inc.                          U.S. Bank                            Deposits Account          $     18,577.40
f/k/a Cryenco, Inc.
------------------------------------------------------------------------------------------------------------------
Chart Inc.                          U.S. Bank                            Employee Fund             $      1,161.83
f/k/a Cryenco, Inc.
------------------------------------------------------------------------------------------------------------------
Chart Inc.                          Sovereign Bank                       Petty Checking            $        837.86
f/k/a Process Systems Int'l, Inc.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
          DEBTOR                                 BANK                            PURPOSE              BALANCE
------------------------------------------------------------------------------------------------------------------
Chart Inc.                          Fleet Bank-Westborough               Freight Payment Account   $      6,701.44
f/k/a Process Systems Int'l, Inc.
------------------------------------------------------------------------------------------------------------------
Chart Inc.                          PNC Bank                             Business Checking         $          0.00
f/k/a CHD, Inc.
------------------------------------------------------------------------------------------------------------------
Chart Heat Exchangers Limited       HSBC Bank plc                        General Disbursements     $    168,737.66
Partnership
------------------------------------------------------------------------------------------------------------------
Chart Heat Exchangers Limited       U.S. Bank                            General Disbursements     $      2,911.74
Partnership
------------------------------------------------------------------------------------------------------------------
Chart Asia, Inc.                    Nogh Kong & Shanghai Banking Corp.   General Banking Account   $      1,539.92

------------------------------------------------------------------------------------------------------------------

                                        3
366058.01-Wilmington SLA

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                          CASH DISBURSEMENT JOURNAL/3/


----------
/3/ The Office of the United States Trustee has waived the requirement that the Reorganized Debtors provide copies of the Reorganized Debtors' cash disbursement journals. The Reorganized Debtors will make such journals available upon request.

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                             STATEMENT OF OPERATIONS

                              (See Attached Sheets)

83500                          Chart Industries                                                     1
CORPIS 03              CHART-INCOME STATEMENT-LEGAL ENTITY                                   11/26/03
ISMLCONSOL               CHART INDUSTRIES CONSOLIDATING                                      13:56:19
                            As of September 30, 2003

                                           Filing        Non Filing                         CHART
   FOR INTERNAL USE ONLY                  Entities        Entities          Elims           CONSOL
-------------------------------------   -------------   -------------   -------------   -------------
   HEAT EXCHANGERS                       2,865,253.00             .00             .00    2,865,253.00
   CUSTOM SYSTEMS                        1,181,450.00             .00             .00    1,181,450.00
   VACUUM EQUIPMENT                        278,429.00             .00             .00      278,429.00
   LNG SYSTEMS                             446,795.66      266,790.18             .00      713,585.84
   STD TANKS                             1,818,477.04    1,259,154.43             .00    3,077,631.47
   ENGINEERED TANKS                      1,087,579.00      367,353.29             .00    1,454,932.29
   CRYO COMPONENTS                                .00        4,628.02             .00        4,628.02
   NITROGEN SYSTEMS                        767,629.33             .00             .00      767,629.33
   PARTS                                   360,640.10             .00             .00      360,640.10
   REPAIR AND REHAB                        620,810.48             .00             .00      620,810.48
   INDUSTRIAL GASES                      2,680,153.01      757,808.09             .00    3,437,961.10
   BEVERAGE SYSTEMS                      1,303,535.68       71,076.19             .00    1,374,611.87
   MEDICAL                                 777,025.43    1,485,871.28             .00    2,262,896.71
   BIOMEDICAL                            1,888,674.91      501,985.53             .00    2,390,660.44
   COOLTEL                                  32,575.00             .00             .00       32,575.00
   MRI                                   1,133,266.02             .00             .00    1,133,266.02
TOTAL GROSS OUTSIDE SALES               17,242,293.66    4,714,667.01             .00   21,956,960.67
   LESS:DISCOUNTS & ALLOWANCES             (79,304.59)            .00             .00      (79,304.59)
      REBATES                             (300,050.12)      (3,781.80)            .00     (303,831.92)
      FREIGHT                              (36,509.34)      (3,537.91)            .00      (40,047.25)
                                        -------------   -------------   -------------   -------------
NET OUTSIDE SALES                       16,826,429.61    4,707,347.30             .00   21,533,776.91
   INTER-COMPANY SALES                     269,671.85             .00     (269,671.85)            .00
                                        -------------   -------------   -------------   -------------
TOTAL NET SALES                         17,096,101.46    4,707,347.30     (269,671.85)  21,533,776.91
                                        =============   =============   =============   =============
   STD COST OF SALES                    12,571,873.70   (4,148,444.49)    (153,481.15)   8,269,948.06
   TOTAL MANUFACTURING VARIANC              36,984.15    7,343,356.64             .00    7,380,340.79
   WARRANTY                                188,742.46       17,223.80             .00      205,966.26
   RESTRUCTURING                                  .00             .00             .00             .00
                                        -------------   -------------   -------------   -------------
TOTAL COST OF SALES                     12,797,600.31    3,212,135.95     (153,481.15)  15,856,255.11
                                        -------------   -------------   -------------   -------------
GROSS MARGIN                             4,298,501.15    1,495,211.35     (116,190.70)   5,677,521.80
                                        =============   =============   =============   =============
SELLING, GENERAL & ADMINISTRAT
   RESEARCH AND DEVELOPMENT                 25,847.72       16,830.10             .00       42,677.82
   MARKETING & SELLING                   1,113,338.21      296,828.04             .00    1,410,166.25
   ADMINISTRATIVE TOTAL                  2,179,853.14      137,732.97             .00    2,317,586.11
                                        -------------   -------------   -------------   -------------
TOTAL S, G & A                           3,319,039.07      451,391.11             .00    3,770,430.18
   AMORTIZATION EXPENSE                   (126,902.28)      (2,601.11)            .00     (129,503.39)
   RESTRUCTURING                          (773,194.62)     (18,430.64)            .00     (791,625.26)
   OTHER INCOME/(EXPENSE)                   60,389.32       43,444.14             .00      103,833.46
   EQUITY INCOME-JOINT VENTUR               43,503.50             .00             .00       43,503.50
                                        -------------   -------------   -------------   -------------
INCOME FROM OPERATIONS                     183,258.00    1,066,232.63     (116,190.70)   1,133,299.93
                                        =============   =============   =============   =============
   FOREIGN CURRENCY GAIN/(LOSS            (107,285.06)     (49,013.67)            .00     (156,298.73)
   MANAGEMENT FEE                          110,000.00     (110,000.00)            .00             .00
   GAIN/LOSS ON SALE OF ASSET              (24,854.43)            .00             .00      (24,854.43)
   INTEREST EXPENSE, NET                  (324,805.36)      (4,129.68)            .00     (328,935.04)
   REORGANIZATION EXPENSES               7,623,144.81             .00             .00    7,623,144.81
   DERIVATIVE CONTRACTS                     23,511.00             .00             .00       23,511.00
                                        -------------   -------------   -------------   -------------
INCOME BEFORE TAX & MIN INT              7,482,968.96      903,089.28     (116,190.70)   8,269,867.54
                                        =============   =============   =============   =============
   INCOME TAX BENEFIT/(EXPENSE           4,007,829.41      (87,018.52)            .00    3,920,810.89
                                        -------------   -------------   -------------   -------------
INCOME (LOSS) BEFORE MIN INT            11,490,798.37      816,070.76     (116,190.70)  12,190,678.43
   MINORITY INTEREST, NET OF T                    .00        3,003.12             .00        3,003.12
                                        -------------   -------------   -------------   -------------
NET INCOME (LOSS)                       11,490,798.37      813,067.64     (116,190.70)  12,187,675.31
                                        =============   =============   =============   =============

83500                                                    Chart Industries                                                       1
CORPIS 03                                       CHART-INCOME STATEMENT-LEGAL ENTITY                                      11/26/03
ISMLFILING                                       CHART INDUSTRIES FILING ENTITIES                                        13:58:51
                                                     As of September 30, 2003

                                         Caire        Chart          Chart            Chart            Chart            Chart
     FOR INTERNAL USE ONLY                Inc.         Asia          HX, LP            Inc.          Industries       Management
------------------------------------   ----------   ----------   --------------   --------------   --------------   -------------
   HEAT EXCHANGERS                            .00          .00     2,865,253.00              .00              .00             .00
   CUSTOM SYSTEMS                             .00          .00              .00     1,181,450.00              .00             .00
   VACUUM EQUIPMENT                           .00          .00              .00       278,429.00              .00             .00
   LNG SYSTEMS                                .00          .00              .00       446,795.66              .00             .00
   STD TANKS                                  .00          .00              .00     1,818,477.04              .00             .00
   ENGINEERED TANKS                           .00          .00              .00     1,087,579.00              .00             .00
   CRYO COMPONENTS                            .00          .00              .00              .00              .00             .00
   NITROGEN SYSTEMS                           .00          .00              .00       767,629.33              .00             .00
   PARTS                                      .00          .00              .00       360,640.10              .00             .00
   REPAIR AND REHAB                           .00          .00              .00       620,810.48              .00             .00
   INDUSTRIAL GASES                           .00          .00              .00     2,680,153.01              .00             .00
   BEVERAGE SYSTEMS                           .00          .00              .00     1,303,535.68              .00             .00
   MEDICAL                             777,025.43          .00              .00              .00              .00             .00
   BIOMEDICAL                                 .00          .00              .00     1,888,674.91              .00             .00
   COOLTEL                                    .00          .00              .00        32,575.00              .00             .00
   MRI                                        .00          .00              .00     1,133,266.02              .00             .00
TOTAL GROSS OUTSIDE SALES              777,025.43          .00     2,865,253.00    13,600,015.23              .00             .00
   LESS:DISCOUNTS & ALLOWANCES         (11,863.33)         .00         1,588.50       (69,029.76)             .00             .00
      REBATES                           (3,145.12)         .00              .00      (296,905.00)             .00             .00
      FREIGHT                            3,964.23          .00        (2,250.00)      (38,223.57)             .00             .00
                                       ----------   ----------   --------------   --------------   --------------   -------------
NET OUTSIDE SALES                      765,981.21          .00     2,864,591.50    13,195,856.90              .00             .00
   INTER-COMPANY SALES                        .00          .00              .00       269,671.85              .00             .00
                                       ----------   ----------   --------------   --------------   --------------   -------------
TOTAL NET SALES                        765,981.21          .00     2,864,591.50    13,465,528.75              .00             .00
                                       ==========   ==========   ==============   ==============   ==============   =============
   STD COST OF SALES                   430,745.35          .00     2,501,395.44     9,639,732.91              .00             .00
   TOTAL MANUFACTURING VARIANCE         85,115.72          .00      (334,387.10)      289,897.59        (3,642.06)            .00
   WARRANTY                             17,094.23          .00        14,619.00       157,029.23              .00             .00
   RESTRUCTURING                        54,182.00          .00       (69,902.37)    1,855,511.72              .00   (1,839,791.35)
                                       ----------   ----------   --------------   --------------   --------------   -------------
TOTAL COST OF SALES                    587,137.30          .00     2,111,724.97    11,942,171.45        (3,642.06)   1,839,791.35)
                                       ----------   ----------   --------------   --------------   --------------   -------------
GROSS MARGIN                           178,843.91          .00       752,866.53     1,523,357.30         3,642.06    1,839,791.35
                                       ==========   ==========   ==============   ==============   ==============   =============
SELLING, GENERAL & ADMINISTRATIVE
   RESEARCH AND DEVELOPMENT                   .00          .00       (14,322.96)       40,170.68              .00             .00
   MARKETING & SELLING                 182,841.35         (.28)      182,835.96       747,661.18              .00             .00
   ADMINISTRATIVE TOTAL                 84,977.72          .00       153,635.42       739,785.27       (71,906.54)   1,388,362.77
                                       ----------   ----------   --------------   --------------   --------------   -------------
TOTAL S, G & A                         267,819.07         (.28)      322,148.42     1,527,617.13       (71,906.54)   1,388,362.77
   AMORTIZATION EXPENSE                 (1,826.97)         .00              .00      (111,906.32)             .00             .00
   RESTRUCTURING                           (74.40)         .00       (83,547.59)     (392,802.63)             .00     (296,770.00)
   OTHER INCOME/(EXPENSE)                     .00          .00        (1,276.26)      (31,090.78)       84,331.53       (1,146.63)
   EQUITY INCOME-JOINT VENTURE                .00          .00              .00        43,503.50              .00             .00
                                       ----------   ----------   --------------   --------------   --------------   -------------
INCOME FROM OPERATIONS                 (90,876.53)         .28       345,894.26      (496,556.06)      159,880.13      153,511.95
                                       ==========   ==========   ==============   ==============   ==============   =============
   FOREIGN CURRENCY GAIN/(LOSS)         (7,227.04)         .00              .00      (106,625.65)             .00        6,567.63
   MANAGEMENT FEE                      110,000.00          .00              .00              .00              .00             .00
   GAIN/LOSS ON SALE OF ASSETS                .00          .00              .00        (4,356.00)             .00             .00
   INTEREST EXPENSE, NET                25,688.42          .00       492,040.75    (1,669,931.61)      916,101.39      (85,420.28)
   REORGANIZATION EXPENSES                    .00          .00              .00              .00              .00    7,623,144.81
   DERIVATIVE CONTRACTS                       .00          .00              .00              .00        23,511.00             .00
                                       ----------   ----------   --------------   --------------   --------------   -------------
INCOME BEFORE TAX & MIN INTEREST        37,584.85          .28       837,935.01    (2,277,469.32)    1,099,492.52    7,697,804.11
                                       ==========   ==========   ==============   ==============   ==============   =============
   INCOME TAX BENEFIT/(EXPENSE)               .00          .00              .00        (1,353.99)    4,016,138.00       (6,954.60)
                                       ----------   ----------   --------------   --------------   --------------   -------------
INCOME (LOSS) BEFORE MIN INTEREST       37,584.85          .28       837,935.01    (2,278,823.31)    5,115,630.52    7,690,849.51
                                       ----------   ----------   --------------   --------------   --------------   -------------
NET INCOME (LOSS)                       37,584.85          .28       837,935.01    (2,278,823.31)    5,115,630.52    7,690,849.51
                                       ==========   ==========   ==============   ==============   ==============   =============

                                       Chart Intl     Chart          Chart          Greenville         CHART
    FOR INTERNAL USE ONLY               Holdings    Internatnl      Leasing           Tube             CONSOL
------------------------------------   ----------   ----------   --------------   --------------   --------------
   HEAT EXCHANGERS                            .00          .00              .00              .00     2,865,253.00
   CUSTOM SYSTEMS                             .00          .00              .00              .00     1,181,450.00
   VACUUM EQUIPMENT                           .00          .00              .00              .00       278,429.00
   LNG SYSTEMS                                .00          .00              .00              .00       446,795.66
   STD TANKS                                  .00          .00              .00              .00     1,818,477.04
   ENGINEERED TANKS                           .00          .00              .00              .00     1,087,579.00
   CRYO COMPONENTS                            .00          .00              .00              .00              .00
   NITROGEN SYSTEMS                           .00          .00              .00              .00       767,629.33
   PARTS                                      .00          .00              .00              .00       360,640.10
   REPAIR AND REHAB                           .00          .00              .00              .00       620,810.48
   INDUSTRIAL GASES                           .00          .00              .00              .00     2,680,153.01
   BEVERAGE SYSTEMS                           .00          .00              .00              .00     1,303,535.68
   MEDICAL                                    .00          .00              .00              .00       777,025.43
   BIOMEDICAL                                 .00          .00              .00              .00     1,888,674.91
   COOLTEL                                    .00          .00              .00              .00        32,575.00
   MRI                                        .00          .00              .00              .00     1,133,266.02
TOTAL GROSS OUTSIDE SALES                     .00          .00              .00              .00    17,242,293.66
   LESS:DISCOUNTS & ALLOWANCES                .00          .00              .00              .00       (79,304.59)
      REBATES                                 .00          .00              .00              .00      (300,050.12)
      FREIGHT                                 .00          .00              .00              .00       (36,509.34)
                                       ----------   ----------   --------------   --------------   --------------
NET OUTSIDE SALES                             .00          .00              .00              .00    16,826,429.61
   INTER-COMPANY SALES                        .00          .00              .00              .00       269,671.85
                                       ----------   ----------   --------------   --------------   --------------
TOTAL NET SALES                               .00          .00              .00              .00    17,096,101.46
                                       ==========   ==========   ==============   ==============   ==============
   STD COST OF SALES                          .00          .00              .00              .00    12,571,873.70
   TOTAL MANUFACTURING VARIANCE               .00          .00              .00              .00        36,984.15
   WARRANTY                                   .00          .00              .00              .00       188,742.46
   RESTRUCTURING                              .00          .00              .00              .00              .00
                                       ----------   ----------   --------------   --------------   --------------
TOTAL COST OF SALES                           .00          .00              .00              .00    12,797,600.31
                                       ----------   ----------   --------------   --------------   --------------
GROSS MARGIN                                  .00          .00              .00              .00     4,298,501.15
                                       ==========   ==========   ==============   ==============   ==============
SELLING, GENERAL & ADMINISTRATIVE
   RESEARCH AND DEVELOPMENT                   .00          .00              .00              .00        25,847.72
   MARKETING & SELLING                        .00          .00              .00              .00     1,113,338.21
   ADMINISTRATIVE TOTAL                       .00          .00         2,270.93      (117,272.43)    2,179,853.14
                                       ----------   ----------   --------------   --------------   --------------
TOTAL S, G & A                                .00          .00         2,270.93      (117,272.43)    3,319,039.07
   AMORTIZATION EXPENSE                       .00   (13,168.99)             .00              .00      (126,902.28)
   RESTRUCTURING                              .00          .00              .00              .00      (773,194.62)
   OTHER INCOME/(EXPENSE)                     .00          .00         4,255.00         5,316.46        60,389.32
   EQUITY INCOME-JOINT VENTURE                .00          .00              .00              .00        43,503.50
                                       ----------   ----------   --------------   --------------   --------------
INCOME FROM OPERATIONS                        .00   (13,168.99)        1,984.07       122,588.89       183,258.00
                                       ==========   ==========   ==============   ==============   ==============
   FOREIGN CURRENCY GAIN/(LOSS)               .00          .00              .00              .00      (107,285.06)
   MANAGEMENT FEE                             .00          .00              .00              .00       110,000.00
   GAIN/LOSS ON SALE OF ASSETS                .00          .00              .00       (20,498.43)      (24,854.43)
   INTEREST EXPENSE, NET                      .00          .00        (3,284.03)             .00      (324,805.36)
   REORGANIZATION EXPENSES                    .00          .00              .00              .00     7,623,144.81
   DERIVATIVE CONTRACTS                       .00          .00              .00              .00        23,511.00
                                       ----------   ----------   --------------   --------------   --------------
INCOME BEFORE TAX & MIN INTEREST              .00   (13,168.99)       (1,299.96)      102,090.46     7,482,968.96
                                       ==========   ==========   ==============   ==============   ==============
   INCOME TAX BENEFIT/(EXPENSE)               .00          .00              .00              .00     4,007,829.41
                                       ----------   ----------   --------------   --------------   --------------
INCOME (LOSS) BEFORE MIN INTEREST             .00   (13,168.99)       (1,299.96)      102,090.46    11,490,798.37
                                       ----------   ----------   --------------   --------------   --------------
NET INCOME (LOSS)                             .00   (13,168.99)       (1,299.96)      102,090.46    11,490,798.37
                                       ==========   ==========   ==============   ==============   ==============

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                                  BALANCE SHEET

                              (See Attached Sheets)

83500                                       Chart Industries                                           1
CORPIS 03                            CHART-BALANCE SHEET-LEGAL ENTITY                           11/26/03
BS_LCONSOL                            CHART INDUSTRIES CONSOLIDATING                            13:52:27
                                        As of September 30, 2003

                                         Filing         Non Filing
    FOR INTERNAL USE ONLY               Entities         Entities           Elims          CHART CONSOL
----------------------------------   --------------   --------------   ---------------    --------------
             ASSETS
CURRENT ASSETS
   CASH AND CASH EQUIVALENTS          20,269,775.19     5,320,100.63      2,225,141.00     27,815,016.82
   ACCT RECEIVABLE TRADE, NET         26,865,561.95     9,238,071.84               .00     36,103,633.79
   INVENTORIES, NET                   32,263,941.10    10,802,866.09       (797,295.75)    42,269,511.44
   UNBILLED CONTRACT REVENUE           8,389,961.79     2,797,150.40               .00     11,187,112.19
   PREPAID EXPENSES                    1,598,066.67       636,244.99               .00      2,234,311.66
   OTHER CURRENT ASSETS                2,171,535.23     4,916,119.39               .00      7,087,654.62
                                     --------------   --------------   ---------------    --------------
      TOTAL CURRENT ASSETS            91,558,841.93    33,710,553.34      1,427,845.25    126,697,240.52
PROPERTY, PLANT & EQUIPMENT           22,920,262.42    24,026,159.26               .00     46,946,421.68
   LESS: ACCUM DEPRECIATION           13,365,114.82   (13,365,113.82)              .00              1.00
                                     --------------   --------------   ---------------    --------------
NET PROPERTY, PLANT, & EQUIP          36,285,377.24    10,661,045.44               .00     46,946,422.68
GOODWILL, NET                                   .00              .01               .00               .01
DEFERRED INCOME TAX-LONG TERM            (80,507.34)       80,507.34               .00               .00
OTHER ASSETS, NET                    126,067,048.97        34,427.84               .00    126,101,476.81
INTERCOMPANY INVESTMENT              114,909,593.01    (4,833,096.52)  (110,076,496.49)              .00
                                     --------------   --------------   ---------------    --------------
   TOTAL ASSETS                      368,740,353.81    39,653,437.45   (108,648,651.24)   299,745,140.02
                                     ==============   ==============   ===============    ==============
           LIABILITIES
CURRENT LIABILITIES
   ACCOUNTS PAYABLE                   16,399,983.24     3,014,396.58      2,220,091.31     21,634,471.13
   CUSTOMER ADVANCES                     549,794.23     4,460,634.01               .00      5,010,428.24
   BILLINGS IN EX. CONTR.REV           1,819,637.89             (.02)              .00      1,819,637.87
   ACCR. SALARY/WAGES/BENEFIT         13,744,656.41       861,354.49               .00     14,606,010.90
   WARRANTY RESERVE                    3,654,387.18       148,910.57               .00      3,803,297.75
   DEFERRED INCOME TAX-CURRENT           380,026.00       501,863.95               .00        881,889.95
   ACCRUED INCOME TAXES                1,219,010.33     1,069,355.26               .00      2,288,365.59
   OTHER CURRENT LIABILITY             9,807,177.63       281,151.08               .00     10,088,328.71
   CURRENT MATURITY-LONG TERM DEBT     3,413,711.53        61,239.92               .00      3,474,951.45
                                     --------------   --------------   ---------------    --------------
      TOTAL CURRENT LIABILITIES       50,988,384.44    10,398,905.84      2,220,091.31     63,607,381.59
LONG TERM DEBT, NET OF CURRENT       119,880,000.00     2,656,864.79               .00    122,536,864.79
DEFERRED INC TAX-LONG TERM             1,223,267.60      (382,486.80)              .00        840,780.80
OTHER NON-CURRENT LIABILITIES         21,567,379.44         7,235.84               .00     21,574,615.28
MINORITY INTEREST                               .00     1,320,849.86               .00      1,320,849.86
INTERCOMPANY BALANCES                (22,036,488.92)   22,828,734.96       (792,246.06)             (.02)
                                     --------------   --------------   ---------------    --------------
   TOTAL LIABILITIES                 171,622,542.56    36,830,104.49      1,427,845.25    209,880,492.30
SHAREHLDERS' EQUITY (DEFICIT)
   COMMON STOCK                           53,253.31              .00               .00         53,253.31
   SUBSIDIARY CAPITAL                107,033,387.15     3,043,109.33   (110,076,496.49)             (.01)
   PAID-IN-CAPITAL                    89,811,393.69              .04               .00     89,811,393.73
   FOR CURR TRANSLATION ADJ             (756,096.09)      756,096.85               .00              0.76
   RETAINED EARNINGS-PRIOR YEAR        6,859,786.18    (4,958,411.20)       183,225.44      2,084,600.42
   RETAINED EARNINGS-CURRENT YEAR     (5,883,913.01)    3,982,538.03       (183,225.44)    (2,084,600.42)
                                     --------------   --------------   ---------------    --------------
TOTAL SHAREHOLDERS EQUITY            197,117,811.23     2,823,333.05   (110,076,496.49)    89,864,647.79
                                     --------------   --------------   ---------------    --------------
TOTAL LIABILITIES & EQUITY           368,740,353.79    39,653,437.54   (108,648,651.24)   299,745,140.09
                                     ==============   ==============   ===============    ==============

83500                                                              Chart Industries                                              1
CORPIS 03                                                   CHART-BALANCE SHEET-LEGAL ENTITY                              11/26/03
BS_LFILING                                                  CHART INDUSTRIES FILING ENTITIES                              13:55:05
                                                               As of September 30, 2003

                                     Caire            Chart           Chart            Chart            Chart             Chart
     FOR INTERNAL USE ONLY            Inc.            Asia           HX, LP             Inc.          Industries        Management
-------------------------------  -------------   --------------   --------------   --------------   ---------------   -------------
             ASSETS
CURRENT ASSETS
   CASH AND CASH EQUIVALENT          14,611.36         1,539.92       175,949.40    (1,778,782.28)    22,206,256.77     (349,799.98)
   ACCT RECEIVABLE TRADE, NET     2,044,349.63              .00     8,414,924.29    17,859,028.61     (1,785,588.73)            .00
   INVENTORIES, NET               3,858,926.27              .00     2,139,719.20    20,939,436.14      5,325,859.49             .00
   UNBILLED CONTRACT REVENUE               .00              .00     5,129,098.35     3,260,863.44               .00             .00
   PREPAID EXPENSES                  37,152.83              .00           570.00       642,671.66         16,569.20      901,102.98
   OTHER CURRENT ASSETS               4,248.52         2,406.02       103,043.21       406,985.65               .00    1,563,982.31
   DEFERRED INCOME TAX-CURRENT      496,873.00              .00       327,343.00     7,672,904.00     (9,131,989.00)     634,869.00
                                 -------------   --------------   --------------   --------------   ---------------   -------------
      TOTAL CURRENT ASSETS        6,456,161.61         3,945.94    16,290,647.45    49,003,107.22     16,631,107.73    2,750,154.31
PROPERTY, PLANT & EQUIPMENT       4,495,644.73         3,260.23    15,818,325.92    (1,854,624.79)              .00    2,624,940.53
   LESS: ACCUM DEPRECIATION      (3,920,194.89)       (3,260.23)  (13,060,540.99)   33,517,971.21               .00   (2,188,313.14)
                                 -------------   --------------   --------------   --------------   ---------------   -------------
NET PROPERTY, PLANT, & EQUIP        575,449.84              .00     2,757,784.93    31,663,346.42               .00      436,627.39
DEFERRED INCOME TAX-LONG TERM              .00              .00              .00              .00        (80,507.34)            .00
OTHER ASSETS, NET                    (3,794.19)             .00              .00    54,982,902.68     70,685,928.34             .00
INTERCOMPANY INVESTMENT                    .00       881,024.24              .00    54,665,654.10     51,852,627.25    2,655,623.46
                                 -------------   --------------   --------------   --------------   ---------------   -------------
   TOTAL ASSETS                   7,027,817.26       884,970.18    19,048,432.38   190,315,010.42    139,089,155.98    5,842,405.16
                                 =============   ==============   ==============   ==============   ===============   =============
           LIABILITIES
CURRENT LIABILITIES
   ACCOUNTS PAYABLE               1,376,005.45           195.82     1,947,060.49     8,458,319.80               .00    4,597,903.25
   CUSTOMER ADVANCES                       .00              .00              .00       530,811.44               .00             .00
   BILLINGS IN EX. CONTR.REV               .00              .00     1,751,170.09        68,467.80               .00             .00
   ACCR. SALARY/WAGES/BENEFITS      439,098.78              .00       976,222.83     4,622,935.17      1,523,433.45    4,625,966.18
   WARRANTY RESERVE                 163,772.71              .00       235,870.00     3,254,744.47               .00             .00
   DEFERRED INCOME TAX-CURRENT             .00              .00              .00              .00        380,026.00             .00
   ACCRUED INCOME TAXES                    .00              .00              .00              .00       (652,320.71)   1,872,731.04
   OTHER CURRENT LIABILITY           43,164.10              .00     1,316,565.31     4,733,816.81      2,218,714.13    1,494,917.28
   CURRENT MATURITY-LONG TERM              .00              .00     1,749,711.53       664,000.00      1,000,000.00             .00
                                 -------------   --------------   --------------   --------------   ---------------   -------------
      TOTAL CURRENT LIABILIT      2,022,041.04           195.82     7,976,600.25    22,333,095.49      4,469,852.87   12,591,517.75
LONG TERM DEBT, NET OF CURRENT             .00              .00              .00       880,000.00    119,000,000.00             .00
DEFERRED INC TAX-LONG TERM         (471,374.00)             .00       587,030.00    (1,210,893.40)     1,898,070.00      421,770.00
OTHER NON-CURRENT LIABILITIES              .00              .00       862,499.02    13,315,489.42      1,339,000.00       14,297.90
INTERCOMPANY BALANCES             3,408,859.57       884,774.36   (43,490,170.51)  123,839,989.01    (77,482,413.89)  (8,025,050.57)
                                 -------------   --------------   --------------   --------------   ---------------   -------------
   TOTAL LIABILITIES              4,959,526.61       884,970.18   (34,064,041.24)  159,157,680.52     49,224,508.98    5,002,535.08
SHAREHLDERS' EQUITY (DEFICIT)
   COMMON STOCK                            .00              .00              .00              .00         53,253.31             .00
   SUBSIDIARY CAPITAL             2,068,290.66              .00    53,112,469.24    30,937,557.17               .00      839,870.08
   PAID-IN-CAPITAL                         .00              .00              .00              .00     89,811,393.69             .00
   FOR CURR TRANSLATION ADJ                .00              .00              .00      (756,096.09)              .00             .00
   RETAINED EARNINGS-PRIOR       (4,001,554.81)        3,114.05    (9,581,507.50)    7,373,527.93     (3,537,634.97)   7,318,729.53
   RETAINED EARNINGS-CURRENT      4,001,554.81        (3,114.05)    9,581,511.88    (6,397,659.14)     3,537,634.97   (7,318,729.53)
                                 -------------   --------------   --------------   --------------   ---------------   -------------
TOTAL SHAREHOLDERS EQUITY         2,068,290.66              .00    53,112,473.62    31,157,329.87     89,864,647.00      839,870.08
                                 -------------   --------------   --------------   --------------   ---------------   -------------
TOTAL LIABILITIES & EQUITY        7,027,817.27       884,970.18    19,048,432.38   190,315,010.39    139,089,155.98    5,842,405.16
                                 =============   ==============   ==============   ==============   ===============   =============

                                   Chart Intl         Chart            Chart         Greenville          CHART
     FOR INTERNAL USE ONLY          Holdings       Internatnl         Leasing           Tube             CONSOL
-------------------------------  -------------   --------------   --------------   --------------   ---------------
             ASSETS
CURRENT ASSETS
   CASH AND CASH EQUIVALENT                .00              .00              .00              .00     20,269,775.19
   ACCT RECEIVABLE TRADE, NET              .00              .00       332,848.15              .00     26,865,561.95
   INVENTORIES, NET                        .00              .00              .00              .00     32,263,941.10
   UNBILLED CONTRACT REVENUE               .00              .00              .00              .00      8,389,961.79
   PREPAID EXPENSES                        .00              .00              .00              .00      1,598,066.67
   OTHER CURRENT ASSETS                    .00              .00        75,696.18        15,173.34      2,171,535.23
   DEFERRED INCOME TAX-CURRENT             .00              .00              .00              .00               .00
                                 -------------   --------------   --------------   --------------   ---------------
      TOTAL CURRENT ASSETS                 .00              .00       408,544.33        15,173.34     91,558,841.93
PROPERTY, PLANT & EQUIPMENT                .00              .00       158,227.00     1,674,488.80     22,920,262.42
   LESS: ACCUM DEPRECIATION                .00              .00       (42,745.00)     (937,802.14)    13,365,114.82
                                 -------------   --------------   --------------   --------------   ---------------
NET PROPERTY, PLANT, & EQUIP               .00              .00       115,482.00       736,686.66     36,285,377.24
DEFERRED INCOME TAX-LONG TERM              .00              .00              .00              .00        (80,507.34)
OTHER ASSETS, NET                          .00              .00       402,012.14              .00    126,067,048.97
INTERCOMPANY INVESTMENT           4,854,663.96              .00              .00              .00    114,909,593.01
                                 -------------   --------------   --------------   --------------   ---------------
   TOTAL ASSETS                   4,854,663.96              .00       926,038.47       751,860.00    368,740,353.81
                                 =============   ==============   ==============   ==============   ===============
           LIABILITIES
CURRENT LIABILITIES
   ACCOUNTS PAYABLE                        .00              .00              .00        20,498.43     16,399,983.24
   CUSTOMER ADVANCES                       .00              .00        18,982.79              .00        549,794.23
   BILLINGS IN EX. CONTR.REV               .00              .00              .00              .00      1,819,637.89
   ACCR. SALARY/WAGES/BENEFITS             .00     1,557,000.00              .00              .00     13,744,656.41
   WARRANTY RESERVE                        .00              .00              .00              .00      3,654,387.18
   DEFERRED INCOME TAX-CURRENT             .00              .00              .00              .00        380,026.00
   ACCRUED INCOME TAXES                    .00              .00        (1,400.00)             .00      1,219,010.33
   OTHER CURRENT LIABILITY                 .00              .00              .00              .00      9,807,177.63
   CURRENT MATURITY-LONG TERM              .00              .00              .00              .00      3,413,711.53
                                 -------------   --------------   --------------   --------------   ---------------
      TOTAL CURRENT LIABILIT               .00     1,557,000.00        17,582.79        20,498.43     50,988,384.44
LONG TERM DEBT, NET OF CURRENT             .00              .00              .00              .00    119,880,000.00
DEFERRED INC TAX-LONG TERM                 .00              .00        (1,335.00)             .00      1,223,267.60
OTHER NON-CURRENT LIABILITIES              .00     4,911,382.39              .00     1,124,710.71     21,567,379.44
INTERCOMPANY BALANCES             4,854,663.96   (24,939,582.39)     (694,209.32)     (393,349.14)   (22,036,488.92)
                                 -------------   --------------   --------------   --------------   ---------------
   TOTAL LIABILITIES              4,854,663.96   (18,471,200.00)     (677,961.53)      751,860.00    171,622,542.56
SHAREHLDERS' EQUITY (DEFICIT)
   COMMON STOCK                            .00              .00              .00              .00         53,253.31
   SUBSIDIARY CAPITAL                      .00    18,471,200.00     1,604,000.00              .00    107,033,387.15
   PAID-IN-CAPITAL                         .00              .00              .00              .00     89,811,393.69
   FOR CURR TRANSLATION ADJ                .00              .00              .00              .00       (756,096.09)
   RETAINED EARNINGS-PRIOR           20,173.61    13,760,848.02        21,190.19    (4,517,099.87)     6,859,786.18
   RETAINED EARNINGS-CURRENT        (20,173.61)  (13,760,848.02)      (21,190.19)    4,517,099.87     (5,883,913.01)
                                 -------------   --------------   --------------   --------------   ---------------
TOTAL SHAREHOLDERS EQUITY                  .00    18,471,200.00     1,604,000.00              .00    197,117,811.23
                                 -------------   --------------   --------------   --------------   ---------------
TOTAL LIABILITIES & EQUITY        4,854,663.96              .00       926,038.47       751,860.00    368,740,353.79
                                 =============   ==============   ==============   ==============   ===============

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                          STATUS OF POSTPETITION TAXES

                              (See Attached Sheets)

Chart Inc.
Status of Postpetition Taxes
Reporting Period: September 1 - 30, 2003

                             Beginning      Withheld      Amount     Ending Tax
                           Tax Liability   or Accrued      Paid      Liability
                           -------------   ----------   ---------   -----------
Federal
------------------------
Withholding                            0     (370,446)    370,446             0
FICA-Employee                          0     (219,478)    219,478             0
FICA-Employer                          0     (220,066)    220,066             0
Unemployment                           0         (275)        275             0
Income - Federal Refund       (1,406,050)     906,050           0      (500,000)
Other: Excise                        (15)     (18,171)          0       (18,186)
                           ----------------------------------------------------
   Total Federal Taxes        (1,406,065)      77,615     810,264      (518,186)
                           ----------------------------------------------------
State and Local
------------------------
Withholding                            0     (119,259)    119,259             0
Sales                           (206,452)     (73,298)     25,204      (254,546)
Excise                                 0            0           0             0
Unemployment                           0       (4,389)      4,389             0
Real Property                          0            0           0             0
Personal Property               (663,993)     (96,661)     70,707      (689,947)
Other: Income                          0            0           0             0
Other: Sales Tax Audit          (113,866)     (80,583)     16,431      (178,018)
                           ----------------------------------------------------
   Total State and Local        (984,311)    (374,190)    235,990    (1,122,511)
                           ----------------------------------------------------

                           ----------------------------------------------------
Total Taxes                   (2,390,376)    (296,575)  1,046,254    (1,640,697)
                           ====================================================

Caire Inc.
Status of Postpetition Taxes
Reporting Period: September 1 - 30, 2003

                             Beginning      Withheld      Amount     Ending Tax
                           Tax Liability   or Accrued      Paid      Liability
                           -------------   ----------   ---------   -----------
Federal
------------------------
Withholding                            0      (13,678)     13,678             0
FICA-Employee                          0      (11,535)     11,535             0
FICA-Employer                          0      (11,534)     11,534             0
Unemployment                           0            0           0             0
Income                                 0            0           0             0
Other: Excise                          0            0           0             0
                           ----------------------------------------------------
   Total Federal Taxes                 0      (36,747)     36,747             0
                           ----------------------------------------------------
State and Local
------------------------
Withholding                            0       (6,411)      6,411             0
Sales                             27,214         (395)      9,223        36,042
Excise                                 0                                      0
Unemployment                           0         (847)        847             0
Real Property                          0                                      0
Personal Property                      0                                      0
Other:                                 0                                      0
                           ----------------------------------------------------
   Total State and Local          27,214       (7,653)     16,481        36,042
                           ----------------------------------------------------

                           ----------------------------------------------------
Total Taxes                       27,214      (44,400)     53,228        36,042
                           ====================================================

Chart Management Company Inc.
Status of Postpetition Taxes
Reporting Period: September 1 - 30, 2003

                             Beginning      Withheld      Amount     Ending Tax
                           Tax Liability   or Accrued      Paid      Liability
                           -------------   ----------   ---------   -----------
Federal
------------------------
Withholding                            0            0           0             0
FICA-Employee                          0            0           0             0
FICA-Employer                          0            0           0             0
Unemployment                           0            0           0             0
Income                                 0            0           0             0
Other:                                 0            0           0             0
                           ----------------------------------------------------
   Total Federal Taxes                 0            0           0             0
                           ----------------------------------------------------
State and Local
------------------------
Withholding                            0            0           0             0
Sales                                  0            0           0             0
Excise                                 0            0           0             0
Unemployment                           0            0           0             0
Real Property                          0            0           0             0
Personal Property                 (3,553)           0       3,553             0
Other: Income                    (30,997)           0      29,606        (1,391)
                           ----------------------------------------------------
   Total State and Local         (34,550)           0      33,159        (1,391)
                           ----------------------------------------------------

                           ----------------------------------------------------
Total Taxes                      (34,550)           0      33,159        (1,391)
                           ====================================================

Chart Heat Exchangers LP
Status of Postpetition Taxes
Reporting Period: September 1 - 30, 2003

                             Beginning      Withheld      Amount     Ending Tax
                           Tax Liability   or Accrued      Paid      Liability
                           -------------   ----------   ---------   -----------
Federal
------------------------
Withholding                            0      (74,437)     74,437             0
FICA-Employee                          0      (56,356)     56,356             0
FICA-Employer                          0      (56,356)     56,356             0
Unemployment                           0         (236)        236             0
Income                                 0            0           0             0
Other:                                 0            0           0             0
                           ----------------------------------------------------
   Total Federal Taxes                 0     (187,386)    187,386             0
                           ----------------------------------------------------
State and Local
------------------------
Withholding                            0      (39,615)     39,615             0
Sales                               (112)                       0          (112)
Excise                                 0            0           0             0
Unemployment                           0       (3,422)      3,422             0
Real Property                    (41,881)      (5,000)                  (46,881)
Personal Property                 (5,692)      (1,200)      1,446        (5,446)
Other:                                 0            0           0             0
                           ----------------------------------------------------
   Total State and Local         (47,685)     (49,236)     44,482       (52,439)
                           ----------------------------------------------------

                           ----------------------------------------------------
Total Taxes                      (47,685)    (236,622)    231,868       (52,439)
                           ====================================================

Chart Leasing Inc.
Status of Postpetition Taxes
Reporting Period: September 1 - 30, 2003

                             Beginning      Withheld      Amount     Ending Tax
                           Tax Liability   or Accrued      Paid      Liability
                           -------------   ----------   ---------   -----------
Federal
------------------------
Withholding                            0            0           0             0
FICA-Employee                          0            0           0             0
FICA-Employer                          0            0           0             0
Unemployment                           0            0           0             0
Income                                 0            0           0             0
Other:                                 0            0           0             0
                           ----------------------------------------------------
   Total Federal Taxes                 0            0           0             0
                           ----------------------------------------------------
State and Local
------------------------
Withholding                            0            0           0             0
Sales                                  0            0           0             0
Excise                                 0            0           0             0
Unemployment                           0            0           0             0
Real Property                          0            0           0             0
Personal Property                      0            0           0             0
Other:  Income                     1,400            0           0         1,400
                           ----------------------------------------------------
   Total State and Local           1,400            0           0         1,400
                           ----------------------------------------------------

                           ----------------------------------------------------
Total Taxes                        1,400            0           0         1,400
                           ====================================================

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

               COPIES OF TAX RETURNS FILED DURING REPORTING PERIOD

                              (Intentionally omitted)

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                      SUMMARY OF UNPAID POSTPETITION DEBTS

                              (See Attached Sheet)

Chart Industries Inc.
Post Petition Liability Aging
as of September 30, 2003

                                                                  Chart Heat                             Chart
                                  Caire Inc.      Chart Asia    Exchangers L.P.     Chart Inc.      Industries, Inc.
                               ----------------  ------------  ----------------  ----------------  -----------------
   Current                     $  (1,276,140.00) $    (196.00) $  (1,947,060.00) $  (8,033,145.00)
   1-30 days                         (99,865.00)                                      (416,138.00)
   31-60 days                                                                           (9,036.00)
                               ----------------  ------------  ----------------  ----------------
Total Accounts Payable            (1,376,005.00)      (196.00)    (1,947,060.00)    (8,458,319.00)
Customer Advances                                                            --       (226,800.00)
Billings in Excess                                                  (673,559.00)       (68,467.00)
Accr. Salary/Wages/Benefit          (439,099.00)           --       (976,223.00)    (4,622,935.00)     (1,523,433.00)
Warranty Reserve                     (48,434.00)                     (27,742.00)      (225,542.00)
Deferred Income Tax - Cur.                                                                     --
Accrued Income Taxes                                                                           --
Other Current Liabilities            (31,349.00)                    (367,283.00)    (1,805,936.00) $     (471,637.00)
CM - LTD                                                                                           $   (1,000,000.00)
                               ----------------  ------------  ----------------  ----------------  -----------------
Total Current Liabilities         (1,894,887.00)      (196.00)    (3,991,867.00)   (15,407,999.00)     (2,995,070.00)
LTD                                                                                                  (119,000,000.00)
Other Non Current Liabilities                                                --                --
Intercompany Balances             (8,808,562.42)   (18,011.84)   (51,571,885.10)   228,314,814.66    (184,655,687.31)
                               ----------------  ------------  ----------------  ----------------  -----------------
Total Liabilities              $ (10,703,449.42) $ (18,207.84) $ (55,563,752.10) $ 212,906,815.66  $ (306,650,757.31)
                               ================  ============  ================  ================  =================

                                    Chart                           Chart
                                  Management    Chart Holding,  International,   Chart Leasing,  Greenville Tube,
                                Company, Inc.        Inc.            Inc.             Inc.              LLP              Total
                               ---------------  --------------  ---------------  --------------  ----------------  ----------------
   Current                     $ (4,595,260.00)                                                  $     (20,498.00) $ (15,872,299.00)
   1-30 days                         (2,643.00)                                                                         (518,646.00)
   31-60 days                                                                                                             (9,036.00)
                               ---------------                                                   ----------------  ----------------
Total Accounts Payable           (4,597,903.00)                                                        (20,498.00)   (16,399,981.00)
Customer Advances                                                                                                       (226,800.00)
Billings in Excess                                                                                                      (742,026.00)
Accr. Salary/Wages/Benefit       (4,625,966.00)                                                                      (12,187,656.00)
Warranty Reserve                                                                                                        (301,718.00)
Deferred Income Tax - Cur.
Accrued Income Taxes             (1,442,234.00)                                                                       (1,442,234.00)
Other Current Liabilities          (559,861.00)                                                                       (3,236,066.00)
CM - LTD                                                                                                              (1,000,000.00)
                               ---------------  --------------  ---------------  --------------  ----------------  ----------------
Total Current Liabilities       (11,225,964.00)                                                                      (35,536,481.00)
LTD                                                                                                                 (119,000,000.00)
Other Non Current Liabilities       (14,298.00)                                                  $             --        (14,298.00)
Intercompany Balances            23,150,391.08    1,846,207.13    28,682,816.32  $ 1,710,005.57    (24,441,736.87)    14,208,351.22
                               ---------------  --------------  ---------------  --------------  ----------------  ----------------
Total Liabilities              $ 11,910,129.08  $ 1,846,207.13  $ 28,682,816.32  $ 1,710,005.57  $ (24,441,736.87) $(140,342,427.78)
                               ===============  ==============  ===============  ==============  ================  ================

Note: All post-petition liabilities are current as of 9/30/03 unless otherwise noted.

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

                              (See Attached Sheet)

Chart Industries Inc.
A/R Rollforward by Legal Entity
As of September 30, 2003

                                                                                                Chart
                                              Chart Heat                        Chart         Management        Chart
                               Caire Inc.   Exchangers L.P.   Chart Inc.   Industries, Inc.  Company, Inc.  Leasing, Inc.
                              ------------  ---------------  ------------  ----------------  -------------  -------------
Beginning A/R                 $  3,136,996  $     5,896,488  $ 17,782,219  $             --  $          --  $     336,920
Sales                            1,118,492        5,793,713    11,569,943                --             --             --
Collections                     (2,169,043)      (3,255,206)  (10,577,932)               --             --             --
Other                              (42,032)         (20,071)     (819,856)               --             --             --
                              ------------  ---------------  ------------  ----------------  -------------  -------------
Ending A/R Trade                 2,044,413        8,414,924    17,954,374                --             --        336,920
Other Items                            (63)              --       (95,345)                                         (4,072)
Allowance for Doubtful Accts                                                     (1,785,589)
                              ------------  ---------------  ------------  ----------------  -------------  -------------
A/R Trade, Net                $  2,044,350  $     8,414,924  $ 17,859,029  $     (1,785,589) $          --  $     332,848
                              ============  ===============  ============  ================  =============  =============

Chart Industries Inc.
Aged Accounts Reeivable
As of September 30, 2003

                                                                                                 Chart
                                              Chart Heat                        Chart         Management        Chart
                               Caire Inc.   Exchangers L.P.   Chart Inc.   Industries, Inc.  Company, Inc.  Leasing, Inc.
                              ------------  ---------------  ------------  ----------------  -------------  -------------
0 - 30                        $  1,018,073  $     5,611,184  $ 13,996,011  $             --  $          --  $          --
31 - 60                            569,125        2,595,126     1,433,373                 0              0              0
61 - 90                            287,237          105,033       649,625                 0              0              0
91 - 120                           123,290           33,624     1,118,399                 0              0              0
121 - 180                           24,377           15,234       298,161                 0              0              0
Over 180                            22,311           54,723       458,805                 0              0        336,920
                              ------------  ---------------  ------------  ----------------  -------------  -------------
   TOTAL                      $  2,044,413  $     8,414,924  $ 17,954,374  $             --  $          --  $     336,920
                              ============  ===============  ============  ================  =============  =============

                         United States Bankruptcy Court
                              District of Delaware

In re Chart Industries, Inc., et al.            Case No. 03-12114 (JWV)
                                                Reporting Period: 9/1/03-9/30/03

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                         Yes    No
--------------------------------------------------------------------------------
Have any assets been sold or transferred outside the normal course          X
of business this reporting period? If yes, provide an explanation below.
--------------------------------------------------------------------------------
Have any funds been disbursed from any account other than a             n/a
debtor-in-possession account this reporting period? If yes,
provide an explanation below./4/
--------------------------------------------------------------------------------
Have all postpetition tax returns been timely filed? If no,           X
provide an explanation below.
--------------------------------------------------------------------------------
Are workers compensation, general liability and other necessary       X
insurance coverages in effect? If no, provide an explanation below.
--------------------------------------------------------------------------------


--------
/4/ Pursuant to the Order Under 11 U.S.C. Sections 363, 1107 and 1108 (I) Authorizing Continued Use of Existing (A) Bank Accounts, (B) Business Forms and (C) Cash Management System, (II) Authorizing Intercompany Transactions and (III) Granting Superpriority Claim Status to All Postpetition Intercompany Claims (Docket No. 32), the Reorganized Debtors are authorized to maintain their existing bank accounts and cash management system and are exempted from the requirement that they open new debtor-in-possession bank accounts.

     365877.01-Wilmington S1A